                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 3, 2002
  -----------------------------------------------------------------------------

                         NATIONAL BANCSHARES CORPORATION
  -----------------------------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


            OHIO                        0-14773                    34-1518564
  -----------------------------------------------------------------------------
  (STATE OR OTHER JURISDICTION       (COMMISSION             (I.R.S. EMPLOYER
    OF INCORPORATION)                 FILE NUMBER)           IDENTIFICATION NO.)


                   112 W. MARKET STREET, ORRVILLE, OHIO 44667
  -----------------------------------------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (330) 682-1010
  -----------------------------------------------------------------------------


                                       N/A
  -----------------------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Item 2.  Acquisition or Disposition of Assets

         On April 3, 2002, pursuant to the terms and conditions of the Agreement and Plan of Merger, dated as of October 2, 2001 (the "Merger Agreement"), between National Bancshares Corporation and Peoples Financial Corporation, Peoples Financial Corporation merged with and into National Bancshares Corporation (the "Merger"). As a result of the Merger, each share of Peoples Financial Corporation common stock was converted into the right to receive $12.25 in cash. Peoples Financial Corporation's thrift subsidiary, Peoples Federal Savings and Loan Association of Massillon, also merged with and into First National Bank, National Bancshares Corporation's bank subsidiary.

         A copy of the news release announcing the completion of the Merger is attached hereto as Exhibit 99.1 and is incorporated into this Item 2 by reference.

Item 7.  Financial statements, Pro Forma Financial Information and Exhibits

         Pursuant to instruction (a) (4) of Item 7, the financial statements and pro forma financial information required to be filed in connection with this Report will be filed no later than June 17, 2002.


         Exhibits

         The following exhibits are included in this Report:

         2.1 The Merger Agreement (incorporated by reference to Exhibit 2.1 to National Bancshares Form 8-K dated October 2, 2001).

         99.1 Press release issued April 3, 2002 announcing completion of the Merger.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undesigned hereunto duly authorized.


                                          NATIONAL BANCSHARES CORPORATION


Date: April 12, 2002                      By: / s / Charles J. Dolezal
                                          --------------------------------------
                                          Charles J. Dolezal
                                          President and Chief Executive Officer

                                  EXHIBIT INDEX

EXHIBIT
NUMBER        DESCRIPTION



  2.1 The Merger Agreement (incorporated by reference to Exhibit 2.1 to National Bancshares Form 8-K dated October 2, 2001).

  99.1        Press Release dated April 3, 2002, announcing completion of the
              Merger.